Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (hereinafter referred to as the “Amendment”) is dated as of July 16, 2010, by and among EXCO RESOURCES, INC. (“Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors (the “Guarantors”), the LENDERS party hereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (“Administrative Agent”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, Borrower, Guarantors, Administrative Agent and Lenders have entered into that certain Credit Agreement dated as of April 30, 2010 (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Administrative Agent, Lenders, Borrower and Guarantors desire to amend the Credit Agreement as provided herein upon the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Guarantors, Administrative Agent and the Lenders hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 2 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1 Restricted Payments. Section 7.06 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

Section 7.06. Restricted Payments. The Borrower will not, nor will it permit any of its Restricted Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except that (a) the Borrower may declare and make Restricted Payments with respect to its Equity Interests payable solely in its Equity Interests (other than Disqualified Stock), (b) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Restricted Subsidiaries in an aggregate amount not to exceed $2,000,000 in any fiscal year, (c) any Restricted Subsidiary may make Restricted Payments to the Borrower or any Guarantor; provided that no Default has occurred and is continuing or would result from the making of such Restricted Payment, (d) the Borrower may declare and pay cash dividends to the holders of its common stock; provided that on the date of and after giving effect to any such Restricted Payment, (i) no Default has occurred and is continuing, (ii) the

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aggregate amount of such cash dividends declared and paid in any period of four consecutive fiscal quarters shall not exceed $50,000,000, (iii) the Aggregate Commitment exceeds Aggregate Credit Exposure by an amount equal to or greater than ten percent (10%) of the Aggregate Commitment, and (iv) such Restricted Payment is permitted under the terms of the Indenture, and (e) the Borrower may repurchase outstanding shares of its common stock; provided that (i) the aggregate amount of cash used by Borrower to repurchase shares of its common stock shall not exceed $200,000,000, (ii) on the date of and after giving effect to any such Restricted Payment, (x) no Default has occurred and is continuing, and (y) the Aggregate Commitment exceeds Aggregate Credit Exposure by an amount equal to or greater than ten percent (10%) of the Aggregate Commitment, and (iii) such Restricted Payment is permitted under the terms of the Indenture.

SECTION 2. Conditions. The amendments to the Credit Agreement contained in Section 1 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 2.

2.1 Execution and Delivery. Each Credit Party, the Majority Lenders and the Administrative Agent shall have executed and delivered this Amendment.

2.2 No Default. No Default or Event of Default shall have occurred and be continuing or shall result after giving effect to this Amendment.

2.3 Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

SECTION 3. Representations and Warranties of Borrower. To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

3.1 Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement or in any other Loan Document is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date).

3.2 Corporate Authority; No Conflicts. The execution, delivery and performance by such Credit Party of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party’s corporate or other organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Credit Party or result in the creation or imposition of any Lien upon any of the assets of such Credit Party except for Liens permitted under Section 7.02 of the Credit Agreement.

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3.3 Enforceability. This Amendment has been duly executed and delivered by each Credit Party and constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

3.4 No Default. As of the date of this Amendment, both before and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 4. Miscellaneous.

4.1 Reaffirmation of Loan Documents and Liens. Except as amended and modified hereby, any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party. Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

4.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3 Legal Expenses. Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

4.4 Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

4.5 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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4.6 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

4.7 Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

4.8 Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

EXCO RESOURCES, INC.

By:	/s/ J. Douglas Ramsey, Ph.D.
Name:	J. Douglas Ramsey, Ph.D.
Title:	Vice President – Finance

GUARANTORS:

EXCO HOLDING (PA), INC.
EXCO PRODUCTION COMPANY (PA), LLC
EXCO PRODUCTION COMPANY (WV), LLC
EXCO RESOURCES (XA), LLC
EXCO SERVICES, INC.
EXCO MIDCONTINENT MLP, LLC
EXCO PARTNERS GP, LLC
EXCO PARTNERS OLP GP, LLC
VERNON GATHERING, LLC

By:	/s/ J. Douglas Ramsey, Ph.D.
Name:	J. Douglas Ramsey, Ph.D.
Title:	Vice President – Finance

EXCO OPERATING COMPANY, LP

By:	EXCO Partners OLP GP, LLC,
its general partner

	By:	/s/ J. Douglas Ramsey, Ph.D.
	Name:	J. Douglas Ramsey, Ph.D.
	Title:	Vice President – Finance

EXCO GP PARTNERS OLD, LP

By:	EXCO Partners GP, LLC,
its general partner

	By:	/s/ J. Douglas Ramsey, Ph.D.
	Name:	J. Douglas Ramsey, Ph.D.
	Title:	Vice President – Finance

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JPMORGAN CHASE BANK, N.A.,
as a Lender and as Administrative Agent and Issuing Bank

By:	/s/ Brian Orlando
Name:	Brian Orlando
Title:	Vice President

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BANK OF AMERICA, N.A., as a Lender and as Co-Lead Arranger and Co-Syndication Agent

By:	/s/ Stephen J. Hoffman
Name:	Stephen J. Hoffman
Title:	Managing Director

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BNP PARIBAS, as a Lender and as Co-Lead Arranger and Co-Syndication Agent

By:	/s/ Richard Hawthorne
Name:	Richard Hawthorne
Title:	Director

By:	/s/ Edward Pak
Name:	Edward Pak
Title:	Vice President

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ROYAL BANK OF CANADA, as a Lender and as Co-Lead Arranger and Co-Documentation Agent

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as Co-Documentation Agent

By:	/s/ Tom K. Martin
Name:	Tom K. Martin
Title:	Director

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UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director – Banking Products
Services, US

By:	/s/ April Varner-Nanton
Name:	April Varner-Nanton
Title:	Associate Director – Banking Products
Services, US

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KEYBANK N.A., as a Lender

By:	/s/ Todd Coker
Name:	Todd Coker
Title:	Vice President

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NATIXIS, as a Lender

By:	/s/ Liana Tchernysheva
Name:	Liana Tchernysheva
Title:	Director

By:	/s/ Timothy L. Polvado
Name:	Timothy L. Polvado
Title:	Senior Managing Director

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THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ David Slye
Name:	David Slye
Title:	Senior Vice President

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UNION BANK, N.A., as a Lender

By:	/s/ Alison Fuqua
Name:	Alison Fuqua
Title:	Assistant Vice President

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BANK OF MONTREAL, as a Lender

By:	/s/ Kevin Utsey
Name:	Kevin Utsey
Title:	Vice President

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BANK OF SCOTLAND PLC, as a Lender

By:	/s/ Julia R. Franklin
Name:	Julia R. Franklin
Title:	Assistant Vice President

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CITIBANK, N.A., as a Lender

By:	/s/ Ryan Watson
Name:	Ryan Watson
Title:	Vice President

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DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Paul O’Leary
Name:	Paul O’Leary
Title:	Director

By:	/s/ Enrique Landaeta
Name:	Enrique Landaeta
Title:	Vice President

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Tom Byargeon
Name:	Tom Byargeon
Title:	Managing Director

By:	/s/ Michael D. Willis
Name:	Michael D. Willis
Title:	Managing Director

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Daria M. Mahoney
Name:	Daria M. Mahoney
Title:	Vice President

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COMERICA BANK, as a Lender

By:	/s/ John S. Lesikar
Name:	John S. Lesikar
Title:	Corporate Banking Officer

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SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Masakazu Hasegawa
Name:	Masakazu Hasegawa
Title:	General Manager

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BARCLAYS BANK PLC, as a Lender

By:	/s/ Sam Yoo
Name:	Sam Yoo
Title:	Assistant Vice President

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THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Marc Graham
Name:	Marc Graham
Title:	Director

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